Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Dick's Sporting Goods, Inc. (the "Company") for the period ended October 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Teri L. List-Stoll, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TERI L. LIST-STOLL	Date: November 25, 2015
Teri L. List-Stoll
Executive Vice President – Chief Financial Officer